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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made as of July 1, 2003, by and among DOV Pharmaceutical, a Delaware corporation (the "Company"), PW Juniper Crossover Fund, L.L.C, Caduceus Private Investments, LP and OrbiMed Associates LLC (collectively referred to as the "Investors").

     WHEREAS, the Company proposes to issue and sell to the Investors an aggregate of 1,428,571 shares (the "Shares") of the Company's Common Stock, par value $.0001 per share (the "Common Stock") and Warrants to purchase 392,857 shares of Common Stock (the "Warrants"), pursuant to the Securities Purchase Agreement, dated the date hereof by and among the Investors and the Company (the "Purchase Agreement");

     WHEREAS, as a condition to the Investors entering into the Purchase Agreement, the Company has agreed to effect the registration of the shares of Common Stock and the shares of Common Stock issuable upon the exercise of the Warrant on the terms and conditions set forth herein;

     WHEREAS, reference is made to that certain Preferred Stock Purchase Agreement by and between Neurocrine Biosciences, Inc., a Delaware corporation ("Neurocrine") and the Company, dated as of June 30, 1998 (the "NEUROCRINE AGREEMENT"), pursuant to which Neurocrine has been granted the registration rights set forth in Section 8 thereof;

     WHEREAS, reference is made to that certain Registration Rights Agreement by and between Elan International Services, Ltd, a Bermuda corporation ("EIS") and the Company, dated as of January 21, 1999, as amended by the agreement between the Company and EIS dated as of June 20, 2000 (the "EIS AGREEMENT");

     WHEREAS, reference is made to that certain Registration Rights Agreement dated as of June 20, 2000, by and between the Company and the other Persons party thereto, as amended by the Series D Agreement (as defined below) (the "Series C AGREEMENT");

     WHEREAS, reference is made to that certain Registration Rights Agreement dated as of August 30, 2001, by and between the Company and the other Persons party thereto (the "Series D AGREEMENT" and together with the Neurocrine Agreement, EIS Agreement and Series C Agreement, the "Existing Registration Rights Agreements"); and

     WHEREAS, it is the intent of the parties hereto that the rights granted hereunder not conflict with the rights existing under the Existing Registration Rights Agreements, and that the holders of Registrable Securities only have the rights that the Company is permitted to grant under the Existing Registration Rights Agreements without the consent of the holders of registrable securities thereunder.

          NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, to induce the parties hereto to enter into the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

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                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "AFFILIATE" of any Person as of any date means: (a) any other Person controlled by, controlling or under "common control" as that term is defined in the Securities Act with that Person as of such date (including Persons under common investment management); (b) in the case of any trust that is a stockholder of the Company, any beneficiary of that trust as of such date who is entitled to the majority of the assets of that trust; and (c) in the case of any custodial account that is a stockholder of the Company, any beneficiary of that custodial account as of such date who is then entitled to the majority of the assets of that account.

     "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks are authorized by law to close in the State of New York.

     "CLOSING DATE" shall mean the Closing Date under the Purchase Agreement.

     "COMMISSION" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

     "COMMON STOCK" shall mean the Common Stock, par value $.001 per share, of the Company and any other securities into which or for which such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

     "REGISTRABLE SECURITIES" shall mean the Shares and the shares of Common Stock issuable upon the exercise of the Warrants and any shares of Common Stock or other securities issued or issuable in respect of such shares of Common Stock upon any stock split, stock dividend, recapitalization, reorganization, or, merger, consolidation or similar event. Notwithstanding the foregoing, the term Registrable Securities shall not include (a) any such securities which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder

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and disposed of in accordance with the registration statement covering them, (b)
any such securities which have been publicly sold pursuant to Rule 144 under the Securities Act or (c) any such securities held by and issuable to such holder of Registrable Securities (and its Affiliates) which may be sold under Rule 144 under the Securities Act during any ninety (90) day period.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                                   ARTICLE II
                               REGISTRATION RIGHTS

     SECTION 2.1  REGISTRATION RIGHTS.

          (a) At any time on or after the Closing Date, the holders of at least fifty percent (50%) of the Registrable Securities may request (the "Registration Request") that the Company prepare and file with the Commission a registration statement (the "Registration Statement") on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of their Registrable Securities). Upon receipt of such request, the Company shall promptly deliver notice of such request to all holders of Registrable Securities who shall then have ten (10) days to notify the Company in writing of their desire to include their Registrable Securities in such registration. The Company shall also promptly deliver notice of such request to all holders of securities having rights under the Existing Registration Rights Agreements who shall also have ten
(10) days to notify the Company in writing of their desire to include their securities in such registration. Such Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder, including Rule 416, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities registered thereunder. The Company shall use its reasonable efforts to prepare and file the Registration Statement within 60 days of its receipt of the Registration Request, provided that the Company shall have no obligation to file the Registration Statement at any time prior to the date that is the 180th day following the Closing Date.

          (b) The Registration Statement filed pursuant to this Section 2.1 shall, in addition to the Registrable Securities requested to be registered, include (i) shares of Common Stock for sale by the Company for its own account and (ii) shares of Common Stock held by persons having rights under the Existing Registration Rights Agreements in accordance with the terms thereof, in each case for sale in accordance with the method of disposition specified by the requesting holders of Registrable Securities. If such registration is underwritten, the Company and each Person requesting to distribute their shares through such underwritten registration shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting. If and to the extent that the managing underwriter (which managing underwriter shall be selected by the Company) determines that the number of securities sought to be offered should be limited because of market conditions, the number of securities to be included in such underwritten offering shall be reduced to a number deemed satisfactory by such managing underwriter. In such event securities to be included in such

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registration shall be allocated as follows: first, to Neurocrine in accordance with the Neurocrine Agreement, second, to the holders of Registrable Securities and Persons having rights under the Existing Registration Rights Agreements PRO RATA based on their ownership of the securities to be included in such registration, third, to the Company and fourth, to any other Person having registration rights pursuant to a written agreement with the Company. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration.

          (c) The holders of Registrable Securities shall be entitled to only one demand registration under this Section 2.1, provided that if the holders of Registrable Securities are subject to cut-backs in connection with their participation in such demand registration under this Section 2.1, they shall be entitled to one additional demand registration under this Section 2.1, provided further that in no event shall the holders of Registrable Securities be entitled to an aggregate of more than two demand registrations under this
Section 2.1. No request may be made under this Section 2.1 for registration within ninety (90) days of the delivery of a notice by the Company that the Company intends to file a registration statement (i) on its own behalf, (ii) pursuant to the terms of the Existing Registration Rights Agreements or (iii) to register shares of Common Stock held by CIBC World Markets or any other underwriter of the Company's initial public offering. A registration shall not count as a requested registration under this section 2.1 unless the registration statement relating to such registration has been declared effective by the Commission.

          (d) In the event the Company suspends the filing or the effectiveness of a registration statement for a registration pursuant to this
Section 2.1 due to the occurrence of a Suspension Event (as defined in Section 2.6(b)) the holders of Registrable Securities shall be permitted to withdraw such registration demand and such withdrawn demand registration shall not count as a demand registration under this Section 2.1.

     SECTION 2.2. REGISTRATION PROCEDURES. The Company shall use its best efforts to effect and maintain the effectiveness of such registration pursuant to Section 2.1 hereof, to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, subject to the Company's right to withdraw the registration statement or terminate any proposed offering as it may determine in its sole discretion, and pursuant thereto (and subject to such right) the Company shall:

          (a) Prepare and file with the Commission a registration statement with respect to such securities, including executing an undertaking to file post-effective amendments and use best to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to

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keep such registration statement effective until the completion of the offering specified therein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement until completion of the offering;

          (c) Furnish to each seller of Registrable Securities and to each underwriter such number of conformed copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and the prospectus included therein (including each preliminary and summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

          (d) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process or submit to taxation in any such jurisdiction, unless the Company is already subject to service or subject to taxation in such jurisdiction;

          (e) Use its best efforts to list the Registrable Securities covered by such registration statement on any securities exchange or quotation system on which the equity securities of the Company are then listed;

          (f) Immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) Notify each seller of Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceeding for any of such purposes;

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          (h)     Use its reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

          For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof.

     SECTION 2.3  EXPENSES.

          (a) All expenses incurred by the Company in complying with Sections 2.1 and 2.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, fees of transfer agents and registrars, excluding any Selling Expenses (as defined below), are referred to herein as "REGISTRATION EXPENSES." All fees and disbursements of counsel to the sellers of Registrable Securities and underwriting discounts and selling commissions applicable to the sale of Registrable Securities are referred to herein as "SELLING EXPENSES."

          (b) The Company will pay all Registration Expenses in connection with each registration statement under Section 2.1 and the fees and expenses of one counsel to the holders of Registrable Securities and holders of registration rights under the Existing Registration Rights Agreements in connection with the review of the registration documents in an amount not to exceed $20,000. All Selling Expenses in connection with each registration statement under Section
2.1 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company as they may agree.

     SECTION 2.4  INDEMNIFICATION AND CONTRIBUTION.

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Securities, any underwriter (as defined in the Securities Act) for such holder in a registration pursuant to this
Article II and each Person, if any, who controls such holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such holder, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage,

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liability, or action if such settlement is effected without the consent of the
Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any holder, underwriter or controlling Person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such holder, underwriter or controlling Person seeking indemnification.

          (b) To the extent permitted by law, each selling holder of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter for the Company in a registration pursuant to this Article II, any other holder selling Registrable Securities, severally and not jointly, in such registration statement and any controlling Person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or local law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such holder for use in connection with such registration; and each such holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection 2.4(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 2.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the holder, which written consent shall not be unreasonably withheld or delayed.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 2.4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 2.4 if and to the extent that the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified

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party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, provided that only one such separate counsel shall be retained to represent the indemnified parties in any jurisdiction unless the use of one counsel for such indemnified parties would present such counsel with a conflict of interest. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the aggregate public offering price of its Registrable Securities offered by the registration statement bears to the aggregate public offering price of all securities offered by such registration statement, and the Company and other holders, as the case may be, are responsible for the remaining portion, PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of (i) the public offering price of all such Registrable Securities offered by it pursuant to such registration statement or (ii) the amount such holder would have been obligated to pay pursuant to Section 2.4(b) had such provisions been enforceable; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     SECTION 2.5  DELAY OF REGISTRATION; FURNISHING INFORMATION.

          (a) No holder of Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

          (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II that the holder of Registrable Securities requesting the inclusion of Registrable Securities in a registration shall furnish to the Company a completed and

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executed Questionnaire, in the form attached hereto, containing such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     SECTION 2.6  SUSPENSION OF REGISTRATION; BLACKOUT; MARKET STAND-OFF.

          (a) The Company shall promptly notify each holder of Registrable Securities requesting registration of the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation or threat of any proceedings for that purpose. The Company shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement as soon as practicable.

          (b) The Company's obligation under this Agreement to use reasonable efforts to cause a registration statement to be made, filed or to become effective or to amend or supplement a registration statement may be suspended, in the sole discretion of the Company's Board of Directors, in the event of the consummation of, and during the period of negotiations relating to, any transaction (which shall include, without limitation, any financing, the acquisition or disposition of assets or any merger, consolidation, tender offer or similar transaction) or the occurrence of any other event that, in the sole discretion of the Company's Board of Directors, would require additional disclosure of material information by the Company in such registration statement (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause such registration statement to be made or to become effective or to amend or supplement the registration statement, provided that such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 120 days in the during any 12-month period. The Company may suspend a registration requested under Section 2.1 pursuant to this Section 2.5(b) twice during any twelve month period. If any party hereto requests registration during a Suspension Event, the Company shall notify such party of the existence of such Suspension Event.

          (c) Following the effectiveness of a registration statement, the parties hereto agree that they will not effect any sales of their Registrable Securities pursuant to such registration statement at any time after they have received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event or (ii) so that the Company may correct or update such registration statement, provided that such postponement of sales of Registrable Securities by the parties hereto shall not exceed ninety
(90) days in the aggregate during any 12-month period. An holder of Registrable Securities may re-commence sales of the Registrable Securities pursuant to such registration statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five
(5) business days after the conclusion of any such Suspension Event or correction or update of such registration statement. Any such notice of a Suspension Event may constitute material non-public information and, in any case, a holder of registrable Securities agrees to keep the receipt and existence of any such notice or any subsequent notice that such holder may re-commence sales confidential.

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          (d)     If requested by the Company or an underwriter of Registrable
Securities in connection with any public offering of the Company, no holder of Registrable Securities shall directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for a period not to exceed 180 days following the effective date of the relevant registration statement filed under the Securities Act.

                                   ARTICLE III
                                  MISCELLANEOUS

     SECTION 3.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number as set forth below, or such other address or telecopier number as such party may hereinafter specify for the purpose of giving notice hereunder to the party giving such notice. Each such notice, request or other communication shall be effective: (i) if given by telecopier, when such telecopier is transmitted to the telecopier number specified pursuant to this Section 3.1 and the appropriate confirmation is received or; (ii) if given by mail, 72 hours after such communication is deposited in the mails, certified mail, return receipt requested, postage prepaid, addressed as aforesaid or; (iii) if given by any other means, when delivered at the address as follows:

     If to the Company, to:

          DOV Pharmaceutical, Inc.
          Continental Plaza
          433 Hackensack Avenue
          Hackensack NJ 07601
          Attention: General Counsel
          Telecopier: 201-968-0986

     If to the Investors, to:

          OrbiMed Advisors LLC
          767 Third Avenue
          New York, New York 10017
          Attention: Jonathan Silverstein
          Telecopier: (212) 739-6444

     With a copy to:

          Wollmuth Maher & Deutsch LLP
          500 Fifth Avenue, 12th Floor
          New York, New York 10110
          Attention: Mason H. Drake, Esq.
          Telecopier: (212) 382-0050

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     SECTION 3.2  ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement.

     SECTION 3.3 MODIFICATIONS AND AMENDMENTS. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and holders of at least fifty percent (50%) of the outstanding Registrable Securities.

     SECTION 3.4 BENEFIT; ASSIGNMENT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. The Investors may fully and freely transfer or assign the registration rights set forth in this Agreement to any Person that acquires at least 19,992 shares of Registrable Securities, but cannot otherwise transfer or assign the registration rights set forth in this Agreement. As a condition to the transfer of the registration rights set forth in this Agreement, a transferee shall consent in writing to be bound by the terms and conditions of this Agreement.

     SECTION 3.5 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York without giving effect to the conflict of law principles thereof.

     SECTION 3.6  DISPUTE RESOLUTION.

     (a) All disputes, claims, or controversies arising out of or relating to this Agreement or the negotiation, breach, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before the Center for Public Resources or its successor ("CPR") in New York, New York before a single arbitrator (the "Arbitrator"). The parties understand and agree that this arbitration shall apply equally to claims of fraud or fraud in the inducement.

     (b) The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto (the "Filing Date"). In connection with the arbitration proceeding, the Arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the Arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the Arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission or more definite statement. In connection with any arbitration, each party shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witnesses or experts. The parties shall be entitled to file post-hearing briefs within 20 days. The Arbitrator's decision and award shall be made and delivered within 60 days of final submission to the Arbitrator. The Arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability.

     (c) The parties covenant and agree that they will participate in the arbitration in good faith and that they will (i) bear their own attorneys' fees, costs and expenses in connection with the arbitration, and (ii) share equally in the fees and expenses charged by the Arbitrator. Any party unsuccessfully refusing to comply with an order of the Arbitrators shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award. This Section 8.06 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the purpose of avoiding immediate and irreparable harm.

     (d) Except as provided in Section 3.6 (c) above, each of the parties hereto irrevocably and unconditionally consents to the jurisdiction of CPR to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, breach, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the sole and exclusive jurisdiction of the courts of New York for the purposes of enforcing the arbitration provisions of Section 3.6 of this Agreement. Each party further irrevocably waives any objection to proceeding before the Arbitrator based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before the Arbitrator has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other parties hereto.

     SECTION 3.7 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

     SECTION 3.8 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     SECTION 3.9 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other

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circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     SECTION 3.10 COUNTERPARTS; FACSIMILE. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

                                             GOODWIN PROCTER COMMENTS 6/30/03 TO
                                                               WMD DRAFT 6/27/03

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                                        DOV PHARMACEUTICAL, INC.


                                        By:  /s/ Arnold Lippa
                                             -----------------------------
                                             Name:  Arnold Lippa
                                             Title: Chief Executive Officer


                                        PW JUNIPER CROSSOVER FUND, L.L.C.

                                        By:  OrbiMed Advisors, LLC


                                            By: /s/ Eric A. Bittelman
                                               -------------------------
                                               Name: Eric A. Bittelman
                                               Title: CFO, OrbiMed Advisors, LLC


                                        CADUCEUS PRIVATE INVESTMENTS, LP

                                        By:  OrbiMed Capital LLC
                                             its general partner


                                             By: /s/ Eric A. Bittelman
                                                -------------------------
                                                Name:  Eric A. Bittelman
                                                Title: CFO, OrbiMed Capital
                                                       General Partner


                                        ORBIMED ASSOCIATES LLC

                                        By:  OrbiMed Advisors, LLC
                                             its managing member


                                            By: /s/ Eric A. Bittelman
                                               -------------------------
                                               Name:  Eric A. Bittelman
                                               Title: CFO, OrbiMed Advisors, LLC

                            DOV PHARMACEUTICAL, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

     In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares of Common Stock and Warrants that you or your organization will own immediately after Closing, including those shares of Common Stock and Warrants purchased by you or your organization pursuant to this Agreement and those shares of the Company's securities purchased by you or your organization through other transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its Affiliates?

                        Yes             / /       No

     If yes, please indicate the nature of any such relationships below:

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________


                                           By:
                                               ----------------------------

                                      -15-